UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2007

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50676	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After a review of executive employment agreements with a compensation consultant engaged by the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Icagen, Inc. (the “Company”), on August 17, 2007, the Compensation Committee determined it to be in the best interests of the Company and its stockholders to amend and restate the Company’s employment agreements with its executive officers to, among other things, (i) eliminate certain perquisites previously provided in the agreements, (ii) establish a cut-back for the tax gross-up provisions in the agreements, (iii) clarify certain of the termination provisions contained in the agreements and (iv) align the severance payments received upon non-renewal of the agreement by the Company and the termination of the agreement by the Company without cause or by the executive for good reason.

A. On August 21, 2007, the Company entered into a Second Amended and Restated Executive Employment Agreement (the “2007 Wagoner Agreement”) with P. Kay Wagoner, the Company’s President and Chief Executive Officer. The 2007 Wagoner Agreement amends and restates the Amended and Restated Executive Employment Agreement entered into between the Company and Dr. Wagoner on February 1, 2006 (the “2006 Wagoner Agreement”).

As provided in the 2006 Wagoner Agreement, the 2007 Wagoner Agreement provides for the continued employment of Dr. Wagoner as the Company’s President and Chief Executive Officer for an initial term that began on February 1, 2006 and ended on July 6, 2007. The 2007 Wagoner Agreement automatically renews for consecutive additional one-year terms and has been renewed through July 6, 2008. Either party may elect not to renew the 2007 Wagoner Agreement upon 90 days written notice to the other party. Under the 2007 Wagoner Agreement, Dr. Wagoner is entitled to an annual base salary of at least $353,600. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Dr. Wagoner is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Dr. Wagoner is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Dr. Wagoner’s employment by the Company other than for Cause, as defined in the 2007 Wagoner Agreement, or by Dr. Wagoner for Good Reason, as defined in the 2007 Wagoner Agreement, including, under specified circumstances, a change in control of the Company, Dr. Wagoner has the right to receive a severance payment in an amount equal to 24 times her monthly base salary and the average of the cash bonus awards made to Dr. Wagoner during the two-year period prior to her termination. In addition, Dr. Wagoner is entitled to the continuation of benefits for a comparable period of time as a result of any such termination or until Dr. Wagoner obtains comparable coverage from another employer. Dr. Wagoner is required to sign a general release of claims with the Company as a condition to her receipt of any severance payments. If at any time any such payment to Dr. Wagoner constitutes an excess parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), Dr. Wagoner is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the 2007 Wagoner Agreement, including a cap of $100,000, and any tax gross-up payment must be paid in accordance with Section 409A of the Code. Dr. Wagoner agrees that the severance benefit and continuing benefits to which she may become entitled under the 2007 Wagoner Agreement shall be paid in accordance with Section 409A of the Code and agrees that, to the extent required in order to avoid the imposition of Dr. Wagoner of any excise tax under Section 409A of the Code, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of her employment. Pursuant to the 2007 Wagoner Agreement, Dr. Wagoner is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits her from competing with the Company during the term of her employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the 2006 Wagoner Agreement.

The 2007 Wagoner Agreement makes several changes and other technical clarifications to the 2006 Wagoner Agreement, including the following:

•	The 2007 Wagoner Agreement removes certain long-term disability insurance and estate planning and similar benefits that the Company previously agreed to provide.

•

The 2007 Wagoner Agreement clarifies the termination provisions and provides that either the Company or Dr. Wagoner may terminate the 2007 Wagoner Agreement upon not less than 10 business days prior written notice.

•	The 2007 Wagoner Agreement extends the severance benefit Dr. Wagoner is entitled to receive if the Company chooses not to renew the 2007 Wagoner Agreement from 18 months to 21 months.

•	The 2007 Wagoner Agreement adds a cut-back provision for tax gross-up payments.

•	The 2007 Wagoner Agreement conforms the definition of “disability” with the definition in the disability insurance program maintained by the Company.

The Second Amended and Restated Executive Employment Agreement between the Company and Dr. Wagoner is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

B. On August 21, 2007, the Company entered into a Second Amended and Restated Executive Employment Agreement (the “2007 Katz Agreement”) with Richard D. Katz, the Company’s Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer. The 2007 Katz Agreement amends and restates the Amended and Restated Executive Employment Agreement entered into between the Company and Dr. Katz on February 1, 2006 (the “2006 Katz Agreement”).

As provided in the 2006 Katz Agreement, the 2007 Katz Agreement provides for the continued employment of Dr. Katz as the Company’s Senior Vice President, Finance and Corporate Development, Chief Financial Officer and Treasurer for an initial term that began on February 1, 2006 and ended on April 23, 2007. The 2007 Katz Agreement automatically renews for consecutive additional one-year terms and has been renewed through April 23, 2008. Either party may elect not to renew the 2007 Katz Agreement upon 90 days written notice to the other party. Under the 2007 Katz Agreement, Dr. Katz is entitled to an annual base salary of at least $271,171. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Dr. Katz is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Dr. Katz is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Dr. Katz’s employment by the Company other than for Cause, as defined in the 2007 Katz Agreement, or by Dr. Katz for Good Reason, as defined in the 2007 Katz Agreement, including, under specified circumstances, a change in control of the Company, Dr. Katz has the right to receive a severance payment in an amount equal to 18 times his monthly base salary. In addition, Dr. Katz is entitled to the continuation of benefits for a comparable period of time as a result of any such termination or until Dr. Katz obtains comparable coverage from another employer. Dr. Katz is required to sign a general release of claims with the Company as a condition to his receipt of any severance payments. If at any time any such payment to Dr. Katz constitutes an excess parachute payment within the meaning of Section 280G of the Code, Dr. Katz is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the 2007 Katz Agreement, including a cap of $50,000, and any tax gross-up payment must be paid in accordance with Section 409A of the Code. Dr. Katz agrees that the severance benefit and continuing benefits to which he may become entitled under the 2007 Katz Agreement shall be paid in accordance with Section 409A of the Code and agrees that, to the extent required in order to avoid the imposition on Dr. Katz of any excise tax under Section 409A of the Code, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of his employment. Pursuant to the 2007 Katz Agreement, Dr. Katz is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits him from competing with the Company during the term of his employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the 2006 Katz Agreement.

The 2007 Katz Agreement makes several changes and other technical clarifications to the 2006 Katz Agreement, including the following:

•	The 2007 Katz Agreement removes certain long-term disability insurance and estate planning and similar benefits that the Company previously agreed to provide.

•

The 2007 Katz Agreement clarifies the termination provisions and provides that either the Company or Dr. Katz may terminate the 2007 Katz Agreement upon not less than 10 business days prior written notice.

•	The 2007 Katz Agreement extends the severance payment Dr. Katz is entitled to receive if the Company chooses not to renew the 2007 Katz Agreement from 12 months to 15 months.

•	The 2007 Katz Agreement adds a cut-back provision for tax gross-up payments.

•	The 2007 Katz Agreement conforms the definition of “disability” with the definition in the disability insurance program maintained by the Company.

The Second Amended and Restated Executive Employment Agreement between the Company and Dr. Katz is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

C. On August 22, 2007, the Company entered into an Amended and Restated Executive Employment Agreement (the “2007 Hetherington Agreement”) with Seth V. Hetherington, the Company’s Senior Vice President, Clinical and Regulatory Affairs, which amends and restates the Executive Employment Agreement entered into between the Company and Dr. Hetherington on May 10, 2006 (the “Original Hetherington Agreement”).

As provided in the Original Hetherington Agreement, the 2007 Hetherington Agreement provides for the continued employment of Dr. Hetherington as the Company’s Senior Vice President, Clinical and Regulatory Affairs for an initial term that began on May 10, 2006 and ends on May 10, 2008. The 2007 Hetherington Agreement automatically renews for consecutive additional one-year terms. Either party may elect not to renew the 2007 Hetherington Agreement upon 90 days written notice to the other party. Under the 2007 Hetherington Agreement, Dr. Hetherington is entitled to an annual base salary of at least $328,640. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Dr. Hetherington is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Dr. Hetherington is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Dr. Hetherington’s employment by the Company other than for Cause, as defined in the 2007 Hetherington Agreement, or by Dr. Hetherington for Good Reason, as defined in the 2007 Hetherington Agreement, including, under specified circumstances, a change in control of the Company, Dr. Hetherington has the right to receive a severance payment in an amount equal to 12 times his monthly base salary, if such termination occurs prior to May 10, 2011, and 18 times his monthly base salary, if such termination occurs on or after May 10, 2011. In addition, Dr. Hetherington is entitled to the continuation of benefits for a comparable period of time as a result of any such termination or until Dr. Hetherington obtains comparable coverage from another employer. Dr. Hetherington is required to sign a general release of claims with the Company as a condition to his receipt of any severance payments. If at any time any such payment to Dr. Hetherington constitutes an excess parachute payment within the meaning of Section 280G of the Code, Dr. Hetherington is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the 2007 Hetherington Agreement, including a cap of $50,000, and any tax gross-up payment must be paid in accordance with Section 409A of the Code. Dr. Hetherington agrees that the severance benefit and continuing benefits to which he may become entitled under the 2007 Hetherington Agreement shall be paid in accordance with Section 409A of the Code and agrees that, to the extent required in order to avoid the imposition on Dr. Hetherington of any excise tax under Section 409A of the Code, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of his employment. Pursuant to the 2007 Hetherington Agreement, Dr. Hetherington is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits him from competing with the Company during the term of his employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the Original Hetherington Agreement.

The 2007 Hetherington Agreement makes several changes and other technical clarifications to the 2006 Hetherington Agreement, including the following:

•	The 2007 Hetherington Agreement removes certain long-term disability insurance and estate planning and similar benefits that the Company previously agreed to provide.

•

The 2007 Hetherington Agreement clarifies the termination provisions and provides that either the Company or Dr. Hetherington may terminate the 2007 Hetherington Agreement upon not less than 10 business days prior written notice.

•	The 2007 Hetherington Agreement extends the severance payment Dr. Hetherington is entitled to receive if the Company chooses not to renew the 2007 Hetherington Agreement from 12 months to 15 months.

•	The 2007 Hetherington Agreement adds a cut-back provision for tax gross-up payments.

•	The 2007 Hetherington Agreement conforms the definition of “disability” with the definition in the disability insurance program maintained by the Company.

The Amended and Restated Executive Employment Agreement between the Company and Dr. Hetherington is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

D. On August 22, 2007, the Company entered into an Amended and Restated Executive Employment Agreement (the “2007 Gray Agreement”) with Edward P. Gray, the Company’s Senior Vice President, Intellectual Property, Chief Patent Counsel and Secretary, which amends and restates the Executive Employment Agreement entered into between the Company and Mr. Gray on February 1, 2006 (the “Original Gray Agreement”).

As provided in the Original Gray Agreement, the 2007 Gray Agreement provides for the continued employment of Mr. Gray as the Company’s Senior Vice President, Intellectual Property and Chief Patent Counsel for an initial term that began on February 1, 2006 and ends on February 1, 2008. The 2007 Gray Agreement automatically renews for consecutive additional one-year terms. Either party may elect not to renew the 2007 Gray Agreement upon 90 days written notice to the other party. Under the 2007 Gray Agreement, Mr. Gray is entitled to an annual base salary of at least $229,840. Annual increases, if any, will be made based on performance and in the sole discretion of the Board of Directors or the Compensation Committee. Mr. Gray is also eligible to participate in any management bonus plans established by the Board of Directors from time to time. In addition, Mr. Gray is eligible to receive such grants of stock options or other stock based awards as may be awarded in the discretion of the Board of Directors or the Compensation Committee. Upon the termination of Mr. Gray’s employment by the Company other than for Cause, as defined in the 2007 Gray Agreement, or by Mr. Gray for Good Reason, as defined in the 2007 Gray Agreement, including, under specified circumstances, a change in control of the Company, Mr. Gray has the right to receive a severance payment in an amount equal to 18 times his monthly base salary. In addition, Mr. Gray is entitled to the continuation of benefits for a comparable period of time as a result of any such termination or until Dr. Hetherington obtains comparable coverage from another employer. Mr. Gray is required to sign a general release of claims with the Company as a condition to his receipt of any severance payments. If at any time any such payment to Mr. Gray constitutes an excess parachute payment within the meaning of Section 280G of the Code, Mr. Gray is entitled to be reimbursed by the Company for any taxes owed, subject to certain limitations specified in the 2007 Gray Agreement, including a cap of $50,000, and any tax gross-up payment must be paid in accordance with Section 409A of the Code. Mr. Gray agrees that the severance benefit and continuing benefits to which he may become entitled under the 2007 Gray Agreement shall be paid in accordance with Section 409A of the Code and agrees that, to the extent required in order to avoid the imposition on Dr. Gray of any excise tax under Section 409A of the Code, the initial payment of the severance benefit or continuing benefits may be delayed for a period of six months following the date of termination of his employment. Pursuant to the 2007 Gray Agreement, Mr. Gray is bound by the terms of the Company’s standard non-disclosure, inventions and non-competition agreement, which prohibits him from competing with the Company during the term of his employment and for a period of two years after termination of employment. Other than the annual base salary amount, the terms described in this paragraph are the same as those in the Original Gray Agreement.

The 2007 Gray Agreement makes several changes and other technical clarifications to the 2006 Gray Agreement, including the following:

•	The 2007 Gray Agreement removes certain long-term disability insurance and estate planning and similar benefits that the Company previously agreed to provide.

•

The 2007 Gray Agreement clarifies the termination provisions and provides that either the Company or Mr. Gray may terminate the 2007 Gray Agreement upon not less than 10 business days prior written notice.

•	The 2007 Gray Agreement extends the severance payment Mr. Gray is entitled to receive if the Company chooses not to renew the 2007 Gray Agreement from 12 months to 15 months.

•	The 2007 Gray Agreement adds a cut-back provision for tax gross-up payments.

•	The 2007 Gray Agreement conforms the definition of “disability” with the definition in the disability insurance program maintained by the Company.

The Amended and Restated Executive Employment Agreement between the Company and Mr. Gray is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The foregoing summary is qualified entirely by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: August 22, 2007	By:	/s/ P. Kay Wagoner
P. Kay Wagoner, Ph.D. Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amended and Restated Executive Employment Agreement, dated August 21, 2007, between the Company and P. Kay Wagoner.

99.2	Second Amended and Restated Executive Employment Agreement, dated August 21, 2007, between the Company and Richard D. Katz.

99.3	Amended and Restated Executive Employment Agreement, dated August 22, 2007, between the Company and Seth V. Hetherington.

99.4	Amended and Restated Executive Employment Agreement, dated August 22, 2007, between the Company and Edward P. Gray.